Exhibit 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED
TERM LOAN AGREEMENT

THIRD AMENDMENT (this “Amendment”), dated as of October 11, 2019, among CDW LLC, an Illinois limited liability company (the “Borrower”), each of the other Loan Parties, the Consenting Lenders and the Replacement Lenders (in each case, as defined below) executing this Amendment on the signature pages hereto, and Barclays Bank PLC, in its capacity as Administrative Agent under the Credit Agreement.
WHEREAS, the parties hereto (other than the Replacement Lenders) are party to an Amended and Restated Term Loan Agreement, dated as of August 17, 2016 (as amended by the First Amendment to Amended and Restated Term Loan Agreement, dated as of February 28, 2017, and the Second Amendment to Amended and Restated Term Loan Agreement, dated as of April 3, 2018, and as otherwise heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”);
WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;
WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;
WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is executing a counterpart of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein;
WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is not executing a counterpart of this Amendment (each, a “Non-Consenting Lender”) will be replaced by Replacement Lenders (as defined below) in accordance with the terms of Section 2.21 of the Credit Agreement and will cease to be a party to the Credit Agreement as a “Lender” thereunder; and
WHEREAS, each Lender that is either not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment or that is increasing its Term Loans under the Credit Agreement in connection with an assignment from a Non-Consenting Lender, and which is executing a counterpart of this Amendment (each, a “Replacement Lender”) wishes to consent to the amendments set forth herein.
NOW, THEREFORE, the parties hereto agree that the Credit Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:
SECTION 1.    Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.
SECTION 2.    Amendments. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
2.01.    General; Replacement Lenders. References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. Each

Replacement Lender shall be deemed to be a “Lender” under and for all purposes of the Credit Agreement and each reference therein to “Lender” shall be deemed to include such Replacement Lender. This Amendment shall additionally constitute a “Loan Document”.
2.02.     Other Amendments.
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“2024 Senior Notes” shall mean the $575,000,0000 aggregate principal amount of the Senior Notes of the Borrower and CDW Finance issued on December 1, 2014 and maturing on December 1, 2024.
“2025 Senior Notes” shall mean the $600,000,0000 aggregate principal amount of the Senior Notes of the Borrower and CDW Finance issued on March 2, 2017 and maturing on September 1, 2025.
“Third Amendment” shall mean that certain Third Amendment to this Agreement, dated as of October 11, 2019, among the Borrower, each of the other Loan Parties, the Consenting Lenders and the Replacement Lenders (each as defined therein) and the Administrative Agent.
“Third Amendment Effective Date” shall mean October 11, 2019.
(b)    The definition of “Borrowing” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Borrowing” shall mean Term Loans of the same Type made, converted or continued on the same date, having the same Term Loan Maturity Date and, in the case of Eurodollar Term Loans, as to which a single Interest Period is in effect.
(c)    Clause (ff) of the definition of “Permitted Lien” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
“(ff) other Liens securing obligations which obligations do not exceed $150,000,000 at any one time outstanding.”
(d)    The definition of “Term Loan Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Term Loan Maturity Date” shall mean the earliest to occur of (i) the seventh anniversary of the Third Amendment Effective Date, (ii) August 30, 2024 unless, prior to such date, the 2024 Senior Notes (other than 2024 Senior Notes in an aggregate principal amount not exceeding $100,000,000) shall have been redeemed or repurchased and cancelled or defeased and, pursuant to the terms of the indenture governing the 2024 Senior Notes, shall have ceased to be outstanding, and (iii) June 2, 2025 unless, prior to such date, the 2025 Senior Notes (other than 2025 Senior Notes in an aggregate principal amount not exceeding $100,000,000) shall have been redeemed or repurchased and cancelled or defeased and, pursuant to the terms of the indenture governing the 2025 Senior Notes, shall have ceased to be outstanding.
(e)    Section 2.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
“SECTION 2.01.    Continuation of Term Loans. On the Third Amendment Effective Date, the Term Loans of each Consenting Lender and Non-Consenting Lender (each as defined in the Third Amendment) outstanding on the Third Amendment Effective Date (immediately prior to giving effect thereto) are hereby continued and, immediately after giving effect to the Third Amendment Effective Date and the assignments contemplated by Section 6 of the Third Amendment, shall be held by Consenting Lenders and Replacement Lenders (as defined in the Third Amendment) in accordance with the terms of the Third Amendment and shall constitute and remain outstanding as Term Loans hereunder. Amounts prepaid or repaid in respect of Term Loans may not be reborrowed.”
(f)    Section 2.08 of the Credit Agreement is hereby amended to read in its entirety as follows:
“SECTION 2.08.    Alternate Rate of Interest. In the event, and on each occasion, that (i) the Administrative Agent shall have reasonably determined that the rates at which deposits in the principal amounts and denominations of the Term Loans comprising any Borrowing are being offered in the London interbank market will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Term Loan during the applicable Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period or (ii) the Required Lenders notify the Administrative Agent that the Adjusted LIBO Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Term Loans for such Interest Period, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which the Administrative Agent agrees to give promptly after such circumstances no longer exist), each affected Eurodollar Term Loan shall automatically, on the last day of the current Interest Period for such Term Loan, convert into an ABR Term Loan and the obligations of the Lenders to make Eurodollar Term Loans denominated in dollars or to convert ABR Term Loans into Eurodollar Term Loans shall be suspended until the Administrative Agent shall notify the Borrower that the Required Lenders have determined that the circumstances causing such suspension no longer exist. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.”
(g)    Section 2.09 of the Credit Agreement is hereby amended to read in its entirety as follows:
“SECTION 2.09.    Benchmark Replacement for Term Loans.
(a) Benchmark Replacement. Notwithstanding anything to the contrary herein (including Section 2.08) or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the Adjusted LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the Adjusted LIBO Rate with a Benchmark Replacement pursuant to this Section 2.09 will occur prior to the applicable Benchmark Transition Start Date.
(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement, other than the consent of the Borrower (which consent shall not be unreasonably withheld or delayed).
(c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.09, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.09.
(d) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Borrowing of, conversion to or continuation of Eurodollar Term Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Term Loans. During any Benchmark Unavailability Period, the component of the Alternate Base Rate based upon the Adjusted LIBO Rate will not be used in any determination of the Alternate Base Rate.
(e) Certain Defined Terms. As used in this Section 2.09:

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided, that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the Adjusted LIBO Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” the definition of “Adjusted LIBO Rate,” the definition of “LIBO Rate,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Rate permanently or indefinitely ceases to provide the LIBO Rate; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:
(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate, permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate;
(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, which states that the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the Adjusted LIBO Rate for all purposes hereunder in accordance with this Section 2.09 and (y) ending at the time that a Benchmark Replacement has replaced the Adjusted LIBO Rate for all purposes hereunder pursuant to this Section 2.09.
“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in this Section 2.09, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and
(2) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.”
(h)    Section 2.12(b) of the Credit Agreement is hereby amended to read in its entirety as follows”
“(b)    Optional prepayments of the Term Loans shall be applied against the remaining scheduled installments of principal due in respect of such Term Loans under Section 2.11 in the manner specified by the Borrower or, if not so specified on or prior to the date of such optional prepayment, in direct order of maturity. Optional prepayments of any Term Loans and any Incremental Term Loans shall be applied ratably among such outstanding Term Loans and Incremental Term Loans. For the avoidance of doubt, the Borrower may specify that any optional prepayment of Term Loans under this Section 2.12 be applied solely to one or more tranches of Term Loans.”
(i)    Section 2.12(d) of the Credit Agreement is hereby amended by replacing the two occurrences of “six months after the Second Amendment Effective Date” therein with “six months after the Third Amendment Effective Date.”

(j)    Clause (iv) of Section 6.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(iv) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and Preferred Stock incurred by the Borrower or any of its Restricted Subsidiaries, to finance the purchase, lease or improvement of property (real or personal) or equipment that is used or useful in the business of the Borrower and its Restricted Subsidiaries, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets in an aggregate principal amount, together with any Refinancing Indebtedness in respect thereof and all other Indebtedness, Disqualified Stock and/or Preferred Stock incurred and outstanding under this clause (iv), not to exceed $150,000,000 at any time outstanding; so long as such Indebtedness exists at the date of such purchase, lease or improvement, or is created within 270 days thereafter;”
(k)    Clause (xviii) of Section 6.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(xviii) Indebtedness, Disqualified Stock, or Preferred Stock of any Foreign Subsidiary or of any foreign Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into a Restricted Subsidiary that is a Foreign Subsidiary in accordance with the terms of this Agreement; provided, that the aggregate amount outstanding of any such Indebtedness, Disqualified Stock, or Preferred Stock shall not at any time exceed $300,000,000;”
(l)    Clause (y) of Section 6.01(g) of the Credit Agreement is hereby amended to read in its entirety as follows:
“(y) the amount that would not cause the Consolidated Non-Guarantor Debt Ratio to exceed on a pro forma basis 3.50 to 1.00;”
SECTION 3.    Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
SECTION 4.    Conditions Precedent. The amendments to the Credit Agreement contemplated hereby shall become effective as of the date hereof (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:
(a)The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof reasonably satisfactory to the Administrative Agent, which may include electronic transmission of, as applicable, a signed signature page) of this Amendment from (i) each Loan Party, (ii) the Consenting Lenders representing the Required Lenders under the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment) and (iii) each Replacement Lender.
(b)    At the time of and immediately after the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

(c)    The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(d)    The Administrative Agent shall have received (i) evidence satisfactory to it that the outstanding principal amount of and accrued and unpaid interest on the Term Loans of, and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender shall have been (or shall simultaneously be) paid to such Non-Consenting Lender in accordance with Section 2.21(a) of the Credit Agreement and (ii) duly executed (or shall have received such other information as it may require to process) Assignment and Acceptances in accordance with Section 2.21(a) in respect of each Non‑Consenting Lender’s Term Loans.
(e)    The Administrative Agent shall have received (i) a copy of the articles of organization, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) an Officer’s Certificate of the Secretary or Assistant Secretary of the Borrower dated the Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement of the Borrower as in effect on the Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Governing Board of the Borrower authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the articles of organization of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment on behalf of the Borrower and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.
(f)    The Administrative Agent shall have received an Officer’s Certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying compliance with the conditions precedent set forth in paragraphs (b) and (c) of this Section 4.
(g)    The Administrative Agent shall have received an opinion of Paul Hastings LLP, special counsel for the Borrower, dated the Amendment Effective Date and addressed to the Administrative Agent and the Consenting Lenders, in form and substance reasonably satisfactory to the Administrative Agent.
(h)    The Administrative Agent shall have received, for the account of each Consenting Lender and each Replacement Lender, a fee equal to 0.125% of the aggregate principal amount of the Term Loans held by such Consenting Lender or Replacement Lender, as the case may be, immediately after giving effect to the consummation of the transactions specified in Section 5 and Section 6 hereof. The fees payable pursuant to this Section 4(h) will be paid in dollars in immediately available funds on the Amendment Effective Date.
(i)    The Administrative Agent and the Arrangers shall have received all other fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced at least three Business Days prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or as may have been separately agreed by the Borrower with the Arrangers.
SECTION 5.    Consenting Lenders.
As described in the Memorandum for Lenders dated September 23, 2019 posted to Lenders in connection with this Amendment (the “Memorandum”), Consenting Lenders have elected a consent and cashless roll as described in the Memorandum. Such election shall be made by each Consenting Lender as to all of its Term Loans by such Consenting Lender’s signature on the signature page hereto.
SECTION 6.    Non-Consenting Lenders.
The parties hereto acknowledge that pursuant to Section 2.21(a) of the Credit Agreement, the Borrower may, upon notice to the Administrative Agent and any Non-Consenting Lender, cause such Non-Consenting Lender to assign, at par, 100% of its outstanding Term Loans plus any accrued and unpaid interest on such Term Loans to one or more Replacement Lenders in accordance with the provisions of Section 9.04 of the Credit Agreement, and each Non-Consenting Lender has authorized the Administrative Agent to execute and deliver such documentation on behalf of such Lender as may be required to give effect to such assignment. Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective as of the Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival, which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).
SECTION 7.    Acknowledgement and Ratification.
The Borrower and each other Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment. The Borrower and each other Loan Party hereby confirms that each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all collateral as collateral security for the prompt payment and performance in full when due of the Obligations. The Borrower and each other Loan Party hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents. Each Loan Party other than the Borrower, in its capacity as a Guarantor, hereby ratifies and confirms its guarantees, pledges, grants and other undertakings under the Guarantee and Collateral Agreement (as defined in the Credit Agreement) and the other Loan Documents to which it is a party.
SECTION 8.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
(d)    This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.
(e)    For the avoidance of doubt, the Term Loans of each Consenting Lender and Replacement Lender on and after the Amendment Effective Date shall not constitute a new tranche, but shall continue as the same tranche as in existence immediately prior to the Amendment Effective Date and all Eurodollar Term Loans and ABR Term Loans shall continue as the same Eurodollar Term Loans in respect of any then-outstanding Interest Period and ABR Term Loans, in each case, as in existence immediately prior to the Amendment Effective Date.
Section 9.    Miscellaneous.

9.01.    Instruction; Counterparts. Each Lender by its signature hereto instructs the Administrative Agent to execute this Amendment. Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
9.02.     Expenses; Indemnity. Section 9.05 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.
9.03.     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.04.     WAIVERS OF JURY TRIAL. EACH OF THE LOAN PARTIES, THE ADMINISTRATIVE AGENT, THE REPLACEMENT LENDER AND EACH CONSENTING LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.
9.05.     Jurisdiction; Consent to Service of Process. Section 9.15 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such section was set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

CDW LLC

By: /s/ Robert J. Welyki
Name:    Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary _________

GUARANTORS

Acknowledged and accepted:

CDW CORPORATION
CDW DIRECT, LLC
CDW GOVERNMENT LLC
CDW TECHNOLOGIES LLC
CDW LOGISTICS, INC.

By: /s/ Robert J. Welyki
Name:    Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

ADMINISTRATIVE AGENT

BARCLAYS BANK PLC

By: /s/ Martin Corrigan
Name: Martin Corrigan
Title: Vice President

CONSENTING LENDERS

[Signatures of Consenting Lenders on file with the Administrative Agent.]

REPLACEMENT LENDER

JPMORGAN CHASE BANK, N.A.

By:    /s/ Daniel Luby
Name: Daniel Luby
Title: Vice President